EXHIBIT 13.1

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


         In connection with the Annual Report of Cellco Finance N.V. (the "Company") on Form 20-F for the period ending December 31, 2004, as filed with the Securities and Exchange Commission on June 30, 2005, and amended by Amendment No. 1 on Form 20-F/A on the date hereof (the "Report"), the undersigned hereby certifies that to the best of his knowledge:

         1. The Report fully complies with the requirements of Section 13(a) of the Securities Exchange Act of 1934; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 5, 2005
By:    /s/ Eric M. Paassen
       -------------------
Name:  Eric M. Paassen
Title: Managing Director